COLONIAL VALUE FUND

                 Supplement to Prospectus dated November 2, 1998

During the period November 2, 1998 through January 31, 1999 (Sales Period), unless extended by Liberty Funds Distributor, Inc. (Distributor), the Distributor will pay to dealers additional commissions on sales of Class A and Class B shares of the Fund for investment in accounts in any Colonial self-directed or prototype IRA, SEP IRA, SARSEP, Roth IRA and SIMPLE IRA. The Distributor will pay to dealers 100% of the applicable Class A sales charge and an additional commission equal to 0.50% of the net asset value of Class B shares sold during the Sales Period for investment in the retirement accounts referenced above.



CV-36/183G-1198                    November 2, 1998